May 1, 2019

Summary
Prospectus
USAA S&P 500 Index Fund
Member Shares (USSPX)  ■  Reward Shares (USPRX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s statutory prospectus and other information about the Fund (including the Fund’s Statement of Information (SAI)) online at usaa.com/prospectus.
You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s statutory prospectus and SAI dated May 1, 2019, are incorporated herein by reference.
You also may obtain this information at no cost from your financial intermediary.

Investment Objective
The USAA S&P 500 Index Fund (the Fund) seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index1. The S&P 500 Index emphasizes stocks of large U.S. companies.
1“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Member Shares and Reward Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
	Member Shares	Reward Shares
Account Maintenance Fee (for Fund account balances below $10,000)	$10/Year*	None
*USAA Shareholder Account Services, the Fund’s transfer agent, assesses a $10 annual account maintenance fee to allocate part of the fixed costs of maintaining shareholder accounts. The transfer agent deducts $2.50 per quarter from your account to pay the annual fee.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Member Shares	Reward Shares
Management Fee	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.16%	0.08%
Total Annual Fund Operating Expenses	0.26%	0.18%
Reimbursement from Adviser	(0.01%)(a)	(0.03%)(a)
Total Annual Fund Operating Expenses after Reimbursement	0.25%	0.15%
(a) The Investment Adviser has agreed, through April 30, 2020, to make payments or waive management, administration, and other fees to limit the expenses of the Member Shares and Reward Shares of the Fund so that the Total Annual Fund Operating Expenses (exclusive of expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the Member Shares’ and 0.15% of the Reward Shares’ average daily net assets, respectively. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Investment Adviser at any time after April 30, 2020.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangements for the Member Shares and Reward Shares are not continued beyond one year.
	1 Year	3 Years	5 Years	10 Years
Member Shares	$26	$83	$145	$330
Reward Shares	$15	$55	$98	$227
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund’s principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund’s assets in the common stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days’ written notice to shareholders.
In seeking to track the performance of the S&P 500 Index, the Fund’s subadviser, Northern Trust Investments, Inc. (NTI), attempts to allocate the Fund’s investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the index’s value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. NTI may exclude or remove any S&P stock from the Fund if NTI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of the company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities.
While the Fund attempts to match the S&P 500 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and
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brokerage commissions and fees. Changes in the Fund’s cash flow may affect how closely the Fund will track the S&P 500 Index.
An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Member Shares and Reward Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Member Shares' volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	15.91%	June 30, 2009
Lowest Quarter Return	-13.95%	September 30, 2011
Year-to-Date Return	13.60%	March 31, 2019
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Member Shares and may differ for the Reward Shares.
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AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

	Past 1 Year	Past 5 Years	Past 10 Years
Member Shares*
Return Before Taxes*	-4.65%	8.21%	12.84%
Return After Taxes on Distributions*	-5.20%	7.76%	12.41%
Return After Taxes on Distributions and Sale of Fund Shares*	-2.16%	6.52%	10.83%
Reward Shares
Return Before Taxes	-4.53%	8.33%	12.97%
Index
S&P® 500 Index (reflects no deduction for fees, expenses, or taxes)	-4.38%	8.49%	13.11%
* Excludes $10 account maintenance fee, which is waived for accounts of $10,000 or more.
Investment Adviser
USAA Asset Management Company (“AMCO” or “Adviser”)
On November 6, 2018, United Services Automobile Association (“USAA”), the parent company of AMCO, the investment adviser to the Funds, and of USAA Transfer Agency Company (d/b/a USAA Shareholder Account Services (“SAS”)), the transfer agent to the Funds, announced that AMCO and SAS would be acquired by Victory Capital Holdings, Inc., a global investment management firm headquartered in Cleveland, Ohio (the “Transaction”). The closing of the Transaction is expected to be completed on or about the end of the second quarter of 2019, pending satisfaction of certain closing conditions and approvals, including certain approvals of the Funds’ Board of Trustees and of Fund shareholders at a special shareholder meeting, which was held on April 18, 2019.
The Funds filed a definitive proxy statement on February 21, 2019, in which shareholders were asked: (1) to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Victory Capital Management Inc.; and (2) to elect two new nominees to the Board of Trustees of the Trust. Additional information regarding the proposals voted on at the special shareholder meeting was provided in the proxy statement.
In connection with the Transaction, the Board has approved certain changes to the name of the Fund, the index tracked by the Fund, the Fund’s investment objective, and the Fund’s principal investment strategy, which would become effective after the closing of the Transaction. In addition, the Fund’s current subadviser is expected to change.
Subadviser
Northern Trust Investments, Inc. (“NTI”)
Portfolio Manager
Brent Reeder, Senior Vice President of NTI, is primarily responsible for the day-to-day management of the Fund. He has had responsibility for the Fund since December 2006.
Purchase and Sale of Shares
You may purchase or sell shares of the Fund through a USAA investment account on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
Member Shares:
The minimum initial purchase is $3,000. The minimum subsequent investment is $50.
Reward Shares:
The minimum initial purchase is $100,000 for new investors; or shares of the Fund held through a USAA discretionary managed account program. The minimum subsequent investment is $50.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to

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recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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